UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04282

Name of Fund:  BlackRock Natural Resources Trust

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Natural Resources Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2016

Date of reporting period: 07/31/2016

Item 1 – Report to Stockholders

JULY 31, 2016

ANNUAL REPORT

BlackRock Equity Dividend Fund

BlackRock Natural Resources Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. But markets recovered swiftly in July as economic data suggested that the negative impact had thus far been contained to the United Kingdom and investors returned to risk assets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.29%	5.61%
U.S. small cap equities (Russell 2000® Index)	18.76	0.00
International equities (MSCI Europe, Australasia, Far East Index)	8.25	(7.53)
Emerging market equities (MSCI Emerging Markets Index)	19.52	(0.75)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.22
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	5.01	8.53
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.54	5.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.27	7.06
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	13.84	5.01
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2016	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended July 31, 2016, all of the Fund’s share classes outperformed the benchmark, the Russell 1000® Value Index, with the exception of the Investor B and Investor C Shares, which underperformed. For the same period, all of the Fund’s share classes outperformed the broad-market S&P 500® Index with the exception of the Investor B, Investor C and Investor C1 Shares, which underperformed. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

The largest contributor to relative return for the period was stock selection in the consumer discretionary sector. Notably, holdings in the non-benchmark companies Dollar General Corp., The Home Depot, Inc. and McDonald’s Corp. proved beneficial. An overweight in Comcast Corp. and a lack of holdings in benchmark peers within the media industry also contributed. In addition, a combination of stock selection and an overweight position in the aerospace & defense industry boosted relative performance, as contractors Raytheon Co., Northrop Grumman Corp. and Lockheed Martin Corp. outperformed on stronger than expected earnings and optimistic earnings forecasts. Additionally, stock selection in the energy, health care and information technology (“IT”) sectors added to results.

•

The largest detractors from relative return during the period came from a combination of stock selection and allocation decisions within the financials sector. Declining U.S. interest rates negatively impacted the Fund’s overweight positioning within banks, in particular Citigroup, Inc., Wells Fargo & Co., and JPMorgan Chase & Co., as well as its overweight positions in the life insurers MetLife, Inc. and Prudential Financial, Inc. A large underweight to real estate investment trusts also detracted meaningfully from relative return within the financials sector. Lastly, stock selection in the materials and telecommunication services (“telecom”) sectors weighed on relative results.

Describe recent portfolio activity.

•

During the 12-month period, the Fund’s exposure to the energy, IT, financials and health care sectors was increased. The Fund’s allocation within energy was boosted by initiating positions in Anadarko Petroleum Corp., Hess Corp., Pioneer Natural Resources Co., and Suncor Energy, Inc. Within IT, sector exposure was boosted via new positions in Lenovo Group Ltd. and NVIDIA Corporation, as well as an increase in the Fund’s holdings in Oracle Corp. Notable transactions in financials included new positions in The Allstate Corporation and Invesco Ltd. New positions in health care included Aetna, Inc. and AstraZeneca PLC. Conversely, the Fund reduced exposure to the industrials sector by exiting Tyco International PLC and United Technologies Corp. In addition, the Fund decreased its holdings in the aerospace & defense industry by trimming its positions in Lockheed Martin Corp., Northrop Grumman Corp. and Raytheon Co. following strong performance. Lastly, the Fund reduced its positioning within the utilities and materials sectors during the period. Within utilities, the Fund exited Eversource Energy, ITC Holdings Corp., Sempra Energy and WEC Energy Group, Inc. Within materials, the Fund sold its position in BHP Billiton Ltd. and reduced its holdings in Praxair, Inc. and International Paper Co.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest allocations were in the financials, health care and industrials sectors. Relative to the benchmark, the largest overweight positions were in health care, consumer discretionary and industrials. Conversely, the largest relative underweights were in the financials, telecommunication services and consumer staples sectors.

4	ANNUAL REPORT	JULY 31, 2016

BlackRock Equity Dividend Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.

[3]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[4]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended July 31, 2016

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	12.48%	6.29%	N/A	10.69%	N/A	7.24%	N/A
Service	12.30	5.95	N/A	10.36	N/A	6.95	N/A
Investor A	12.39	6.07	0.50%	10.41	9.22%	6.96	6.38%
Investor B	11.86	5.22	1.18	9.55	9.27	6.29	6.29
Investor C	11.88	5.24	4.35	9.61	9.61	6.17	6.17
Investor C1	12.01	5.47	N/A	9.80	N/A	6.39	N/A
Class K	12.52	6.39	N/A	10.82	N/A	7.37	N/A
Class R	12.18	5.70	N/A	10.07	N/A	6.62	N/A
S&P 500® Index	13.29	5.61	N/A	13.38	N/A	7.75	N/A
Russell 1000® Value Index	15.34	5.38	N/A	12.75	N/A	6.18	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[6]	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,124.80	$3.59	$1,000.00	$1,021.48	$3.42	0.68%
Service	$1,000.00	$1,123.00	$4.91	$1,000.00	$1,020.24	$4.67	0.93%
Investor A	$1,000.00	$1,123.90	$4.70	$1,000.00	$1,020.44	$4.47	0.89%
Investor B	$1,000.00	$1,118.60	$8.90	$1,000.00	$1,016.46	$8.47	1.69%
Investor C	$1,000.00	$1,118.80	$8.75	$1,000.00	$1,016.61	$8.32	1.66%
Investor C1	$1,000.00	$1,120.10	$7.70	$1,000.00	$1,017.60	$7.32	1.46%
Class K	$1,000.00	$1,125.20	$3.00	$1,000.00	$1,020.74	$2.89	0.83%
Class R	$1,000.00	$1,121.80	$6.44	$1,000.00	$1,018.80	$6.12	1.22%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown) except Class K which is multiplied by 125/366 (to reflect the period since inception).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

ANNUAL REPORT	JULY 31, 2016	5

BlackRock Equity Dividend Fund

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Pfizer, Inc.	4%
JPMorgan Chase & Co.	3
General Electric Co.	3
Wells Fargo & Co.	3
Bank of America Corp.	3
Intel Corp.	3
Dollar General Corp.	2
Exxon Mobil Corp.	2
Microsoft Corp.	2
Home Depot, Inc.	2

Sector Allocation	Percent of Net Assets
Financials	23%
Health Care	15
Industrials	12
Energy	11
Information Technology	10
Consumer Discretionary	8
Consumer Staples	7
Utilities	5
Materials	4
Short-Term Securities	3
Telecommunication Services	2
Liabilities in Excess of Other Assets	(—)[1]

[1]	Greater than (1)%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	ANNUAL REPORT	JULY 31, 2016

Fund Summary as of July 31, 2016	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Portfolio Management Commentary

Effective October 1, 2015, the S&P North American Natural Resources Sector Index replaced the MSCI Natural Resources Index as a performance benchmark against which the Fund measures its performance and the S&P 500® Index was removed as a performance benchmark of the Fund. The S&P North American Natural Resources Sector Index represents U.S.-traded securities that are classified under the Global Industry Classification Standard energy and materials sector, excluding the chemical industry and steel sub-industry. Fund management believes the S&P North American Natural Resources Sector Index more accurately reflects the investment strategy of the Fund.

How did the Fund perform?

•

For the 12-month period ended July 31, 2016, the Fund underperformed its benchmark, the S&P North American Natural Resources Sector Index, as well as the MSCI Natural Resources Index and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the S&P North American Natural Resources Sector Index.

What factors influenced performance?

•

The largest detractors from relative performance during the period were the portfolio’s underweight allocation to and selection within the metals & mining industry. In particular, the Fund’s lack of holdings in gold producers Barrick Gold Corp., Newmont Mining Corp. and Agnico Eagle Mines Ltd. weighed on relative performance, as all three companies continued to benefit from the rally in gold. An underweight to the diversified metals & mining segment also detracted from performance. In particular, the lack of a position in Teck Resources Ltd. and holdings in the non-benchmark name Southern Copper Corp. weighed on returns. An underweight to the storage & transportation industry was another detractor from relative performance, along with the Fund’s cash allocation.

•

The largest contributors to relative performance during the period were the Fund’s overweight allocation to the exploration & production industry and underweights to the containers & packaging and refining industries. Within exploration & production, overweight positions in Range Resources Corp., Devon Energy Corp. and Cimarex Energy Co. added to performance, as those companies rallied strongly due to the recovery in the price of oil. Overweight positions in the non-benchmark gold mining companies Newcrest Mining Ltd. and Franco-Nevada Corp. also contributed. Additionally, an underweight position in Phillips 66 was additive as the refining segment of the market came under broad margin pressures.

Describe recent portfolio activity.

•

The Fund takes a longer-term, structural investment view within the energy and materials sectors, and thus, portfolio turnover remains exceptionally low. There were no significant changes to portfolio allocations during the 12-month period.

Describe portfolio positioning at period end.

•

The Fund remained dually focused on company fundamentals and longer-term industry trends within the energy and materials sectors. The investment adviser believes that global oil markets will continue to rebalance due to declining U.S. production rates and modest growth in global demand. Thus, the portfolio was substantially overweight the energy exploration & production industry, with a tilt toward oil-weighted companies as opposed to those levered to natural gas. Additionally, the strategy maintained significant weightings in integrated oil and large-cap oil servicers, due to their diverse revenue streams and balance sheet strength.

ANNUAL REPORT	JULY 31, 2016	7

BlackRock Natural Resources Trust

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund invests at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[4]	This unmanaged index is an index consisting primarily of equity securities of companies engaged in the natural resources industry.

[5]	This unmanaged index consists primarily of U.S. equities classified under the energy and materials sector.

Performance Summary for the Period Ended July 31, 2016

		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	18.94%	(0.15)%	N/A	(5.28)%	N/A	0.71%	N/A
Investor A	18.80	(0.40)	(5.63)%	(5.54)	(6.55)%	0.43	(0.11)%
Investor B	18.28	(1.31)	(5.40)	(6.31)	(6.62)	(0.19)	(0.19)
Investor C	18.35	(1.20)	(2.11)	(6.27)	(6.27)	(0.35)	(0.35)
S&P 500® Index	13.29	5.61	N/A	13.38	N/A	7.75	N/A
MSCI Natural Resources Index	21.17	1.45	N/A	(1.50)	N/A	2.49	N/A
S&P North American Natural Resources Sector Index	25.75	4.02	N/A	(3.29)	N/A	1.79	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,189.40	$4.52	$1,000.00	$1,020.74	$4.17	0.83%
Investor A	$1,000.00	$1,188.00	$6.04	$1,000.00	$1,019.34	$5.57	1.11%
Investor B	$1,000.00	$1,182.80	$10.80	$1,000.00	$1,014.97	$9.97	1.99%
Investor C	$1,000.00	$1,183.50	$10.26	$1,000.00	$1,015.47	$9.47	1.89%

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

8	ANNUAL REPORT	JULY 31, 2016

BlackRock Natural Resources Trust

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

EOG Resources Inc.	8%
Exxon Mobil Corp.	6
Schlumberger Ltd.	6
Chevron Corp.	4
Occidental Petroleum Corp.	4
Pioneer Natural Resources Co.	4
Suncor Energy Inc.	4
Halliburton Co.	3
Devon Energy Corp.	3
Anadarko Petroleum Corp.	3

Industry Allocation	Percent of Net Assets

Oil & Gas Exploration & Production	27%
Oil, Gas & Consumable Fuels	25
Integrated Oil & Gas	18
Energy Equipment & Services	12
Metals & Mining	7
Short-Term Securities	4
Oil & Gas Equipment & Services	3
Chemicals	2
Refining, Marketing & Transport	2
Oil & Gas Drilling	1
Diversified Financial Services	1
Utilities	—	[1]
Oil & Gas Producers	—	[1]
Liabilities in Excess of Other Assets	(2)

[1]	Less than 1%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	JULY 31, 2016	9

About Fund Performance

•

Institutional and Class K Shares (Class K Shares are available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to the Class K Shares inception date of March 28, 2016, Class K Shares performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Shares fees.

•

Service Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Investor C1 Shares (available only in BlackRock Equity Dividend Fund) are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Prior to September 12, 2011, Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C1 Share fees.
•

Class R Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These Shares are available only to certain employer-sponsored retirement plans.

Investor B Shares of their respective Funds are only available through exchanges and dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Investor C1 Shares of their respective Funds are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, voluntarily waived a portion of the Funds’ expenses. Without such waiver, the Funds’ performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 5 of the Notes to Financial Statements for additional information on waivers.

10	ANNUAL REPORT	JULY 31, 2016

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2016 and held through July 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT	JULY 31, 2016	11

Schedule of Investments July 31, 2016	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 5.8%
Honeywell International, Inc.	2,760,497	$321,128,616
Lockheed Martin Corp.	1,058,140	267,423,722
Northrop Grumman Corp.	1,406,072	304,597,377
Raytheon Co.	2,607,869	363,875,962

		1,257,025,677
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B	1,977,102	213,724,726
Banks — 13.6%
Bank of America Corp.	41,483,456	601,095,277
Citigroup, Inc.	7,750,458	339,547,565
JPMorgan Chase & Co.	10,871,330	695,438,980
SunTrust Banks, Inc.	8,562,023	362,087,953
US Bancorp	7,567,483	319,120,758
Wells Fargo & Co.	12,923,075	619,919,908

		2,937,210,441
Beverages — 1.9%
Coca-Cola Co.	5,869,737	256,096,625
Diageo PLC	5,444,177	156,011,944

		412,108,569
Capital Markets — 2.8%
Goldman Sachs Group, Inc.	1,604,558	254,819,856
Invesco Ltd.	5,300,294	154,662,579
Morgan Stanley	7,006,891	201,307,978

		610,790,413
Chemicals — 2.9%
Dow Chemical Co.	4,954,106	265,886,869
E.I. du Pont de Nemours & Co.	4,375,642	302,663,157
Praxair, Inc.	542,654	63,240,897

		631,790,923
Communications Equipment — 2.1%
Motorola Solutions, Inc.	2,352,383	163,208,332
QUALCOMM, Inc.	4,531,427	283,576,702

		446,785,034
Consumer Finance — 0.3%
American Express Co.	935,703	60,315,415
Diversified Financial Services — 0.9%
CME Group, Inc.	1,920,873	196,390,056
Diversified Telecommunication Services — 1.9%
BCE, Inc.	1,340,218	64,183,040
Verizon Communications, Inc.	6,198,352	343,450,684

		407,633,724
Electric Utilities — 2.1%
Exelon Corp.	4,317,960	160,973,549
NextEra Energy, Inc.	2,271,761	291,444,219

		452,417,768
Electrical Equipment — 0.3%
Rockwell Automation, Inc.	488,449	55,878,566

Common Stocks	Shares	Value
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	1,207,417	$97,221,217
Food & Staples Retailing — 1.2%
Kroger Co.	7,604,606	260,001,479
Food Products — 1.2%
Mondelez International, Inc., Class A	2,604,463	114,544,283
Unilever NV—NY Shares	3,326,410	153,414,029

		267,958,312
Health Care Equipment & Supplies — 0.7%
Becton Dickinson & Co.	862,732	151,840,832
Health Care Providers & Services — 5.3%
Aetna, Inc.	2,670,730	307,694,803
Anthem, Inc.	2,298,827	301,927,938
Quest Diagnostics, Inc.	2,915,088	251,747,000
UnitedHealth Group, Inc.	1,900,651	272,173,223

		1,133,542,964
Hotels, Restaurants & Leisure — 0.7%
McDonald’s Corp.	1,265,252	148,856,898
Household Products — 1.1%
Procter & Gamble Co.	2,705,926	231,600,206
Industrial Conglomerates — 3.6%
3M Co.	533,296	95,118,675
General Electric Co.	21,635,525	673,730,248

		768,848,923
Insurance — 5.1%
Allstate Corp.	1,512,520	103,350,492
American International Group, Inc.	4,996,873	272,029,766
Marsh & McLennan Cos., Inc.	798,000	52,468,500
MetLife, Inc.	5,306,957	226,819,342
Prudential Financial, Inc.	3,231,445	243,295,494
Travelers Cos., Inc.	1,782,269	207,135,303

		1,105,098,897
Media — 1.7%
Comcast Corp., Class A	5,448,607	366,418,821
Multi-Utilities — 2.8%
CMS Energy Corp.	3,151,730	142,395,161
Dominion Resources, Inc.	3,034,910	236,783,678
DTE Energy Co.	408,500	39,836,920
Public Service Enterprise Group, Inc.	4,242,150	195,181,322

		614,197,081
Multiline Retail — 2.2%
Dollar General Corp.	5,106,540	483,793,600
Oil, Gas & Consumable Fuels — 10.7%
Anadarko Petroleum Corp.	1,055,230	57,541,692
Chevron Corp.	2,830,885	290,109,095
ConocoPhillips	2,369,664	96,729,684
Exxon Mobil Corp.	5,377,927	478,366,607
Hess Corp.	2,373,170	127,320,570
Marathon Oil Corp.	4,369,000	59,593,160
Marathon Petroleum Corp.	3,613,988	142,354,987

Portfolio Abbreviations

ADR	American Depositary Receipts

See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Equity Dividend Fund

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	5,865,849	$438,354,896
Pioneer Natural Resources Co.	319,120	51,879,338
Spectra Energy Corp.	2,493,406	89,687,814
Suncor Energy, Inc.	5,840,800	157,175,928
TOTAL SA — ADR	6,843,386	329,166,867

		2,318,280,638
Paper & Forest Products — 0.5%
International Paper Co.	2,296,990	105,225,112
Pharmaceuticals — 8.9%
AstraZeneca PLC	4,515,754	302,321,489
Johnson & Johnson	2,993,422	374,866,237
Merck & Co., Inc.	7,499,360	439,912,458
Pfizer, Inc.	21,669,287	799,379,997

		1,916,480,181
Professional Services — 0.5%
Nielsen Holdings PLC	2,103,478	113,293,325
Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co.	2,846,902	93,150,634
Road & Rail — 0.6%
Union Pacific Corp.	1,346,339	125,276,844
Semiconductors & Semiconductor Equipment — 2.7%
Intel Corp.	15,392,525	536,583,422
NVIDIA Corp.	726,630	41,490,573

		578,073,995
Software — 3.8%
Microsoft Corp.	8,106,423	459,472,056
Oracle Corp.	8,733,530	358,424,071

		817,896,127
Specialty Retail — 2.8%
Gap, Inc.	6,727,420	173,500,162
Home Depot, Inc.	3,183,204	440,046,121

		613,546,283

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals — 1.7%
Lenovo Group Ltd.	119,202,000	$77,248,854
Samsung Electronics Co. Ltd.	207,810	285,941,812

		363,190,666
Tobacco — 1.7%
Altria Group, Inc.	1,889,099	127,892,002
Philip Morris International, Inc.	1,131,350	113,429,151
Reynolds American, Inc.	2,511,080	125,704,665

		367,025,818
Water Utilities — 0.4%
American Water Works Co., Inc.	1,140,454	94,178,691
Wireless Telecommunication Services — 0.4%
SK Telecom Co. Ltd.	444,780	91,399,763
Total Long-Term Investments (Cost — $14,708,094,713) — 96.8%		20,908,468,619

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.36% (a)(b)	738,056,559	738,056,559
Total Short-Term Securities (Cost — $738,056,559) — 3.4%		738,056,559
Total Investments (Cost — $15,446,151,272) — 100.2%		21,646,525,178
Liabilities in Excess of Other Assets — (0.2)%		(42,707,066)

Net Assets — 100.0%		$21,603,818,112

Notes to Schedule of Investments

(a)	During the year ended July 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at July 31, 2015	Net Activity	Shares/Beneficial Interest Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	870,929,449	(132,872,890)	738,056,559	$738,056,559	$2,143,585
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	—	405,720	[1]
Total				$738,056,559	$2,549,305

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of other fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	13

Schedule of Investments (concluded)	BlackRock Equity Dividend Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$1,257,025,677	—	—	$1,257,025,677
Air Freight & Logistics	213,724,726	—	—	213,724,726
Banks	2,937,210,441	—	—	2,937,210,441
Beverages	256,096,625	$156,011,944	—	412,108,569
Capital Markets	610,790,413	—	—	610,790,413
Chemicals	631,790,923	—	—	631,790,923
Communications Equipment	446,785,034	—	—	446,785,034
Consumer Finance	60,315,415	—	—	60,315,415
Diversified Financial Services	196,390,056	—	—	196,390,056
Diversified Telecommunication Services	407,633,724	—	—	407,633,724
Electric Utilities	452,417,768	—	—	452,417,768
Electrical Equipment	55,878,566	—	—	55,878,566
Energy Equipment & Services	97,221,217	—	—	97,221,217
Food & Staples Retailing	260,001,479	—	—	260,001,479
Food Products	267,958,312	—	—	267,958,312
Health Care Equipment & Supplies	151,840,832	—	—	151,840,832
Health Care Providers & Services	1,133,542,964	—	—	1,133,542,964
Hotels, Restaurants & Leisure	148,856,898	—	—	148,856,898
Household Products	231,600,206	—	—	231,600,206
Industrial Conglomerates	768,848,923	—	—	768,848,923
Insurance	1,105,098,897	—	—	1,105,098,897
Media	366,418,821	—	—	366,418,821
Multi-Utilities	614,197,081	—	—	614,197,081
Multiline Retail	483,793,600	—	—	483,793,600
Oil, Gas & Consumable Fuels	2,318,280,638	—	—	2,318,280,638
Paper & Forest Products	105,225,112	—	—	105,225,112
Pharmaceuticals	1,614,158,692	302,321,489	—	1,916,480,181
Professional Services	113,293,325	—	—	113,293,325
Real Estate Investment Trusts (REITs)	93,150,634	—	—	93,150,634
Road & Rail	125,276,844	—	—	125,276,844
Semiconductors & Semiconductor Equipment	578,073,995	—	—	578,073,995
Software	817,896,127	—	—	817,896,127
Specialty Retail	613,546,283	—	—	613,546,283
Technology Hardware, Storage & Peripherals	—	363,190,666	—	363,190,666
Tobacco	367,025,818	—	—	367,025,818
Water Utilities	94,178,691	—	—	94,178,691
Wireless Telecommunication Services	—	91,399,763	—	91,399,763
Short-Term Securities	738,056,559	—	—	738,056,559

Total	$20,733,601,316	$912,923,862	—	$21,646,525,178

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of year end, foreign currency at value of $764 is categorized as Level 1 within the disclosure hierarchy.

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals — 1.9%
E.I. du Pont de Nemours & Co.	54,100	$3,742,097
Praxair, Inc.	20,200	2,354,108

		6,096,205
Energy Equipment & Services — 15.8%
Baker Hughes, Inc.	96,080	4,595,506
Dril-Quip, Inc. (a)	54,220	2,951,195
FMC Technologies, Inc. (a)	174,100	4,418,658
Halliburton Co.	241,000	10,522,060
Helmerich & Payne, Inc.	59,880	3,710,764
National Oilwell Varco, Inc.	55,401	1,792,222
Patterson-UTI Energy, Inc.	121,600	2,357,824
Rowan Cos. PLC, Class A	71,900	1,095,756
Schlumberger Ltd.	223,456	17,992,677
Seahawk Drilling, Inc.	4,713	—
Weatherford International PLC (a)	92,452	525,127

		49,961,789
Metals & Mining — 7.3%
Agnico Eagle Mines Ltd.	17,500	1,018,382
BHP Billiton Ltd.	141,976	2,104,394
Eldorado Gold Corp.	444,600	1,821,782
Franco-Nevada Corp.	68,600	5,289,290
Goldcorp, Inc.	198,782	3,551,935
HudBay Minerals, Inc.	153,600	765,853
Newcrest Mining Ltd. (a)	156,875	3,055,384
Newmont Mining Corp.	34,200	1,504,800
Southern Copper Corp. (b)	147,154	3,824,532

		22,936,352
Oil & Gas Exploration & Production — 1.0%
Carrizo Oil & Gas, Inc. (a)(b)	94,961	3,114,721
Oil, Gas & Consumable Fuels — 71.1%
Anadarko Petroleum Corp.	181,300	9,886,289
Antero Resources Corp. (a)	22,390	586,394
Apache Corp.	109,492	5,748,330
Cabot Oil & Gas Corp.	347,701	8,577,784
Canadian Natural Resources Ltd.	258,300	7,822,297
Cenovus Energy, Inc.	135,122	1,934,232
Chevron Corp.	130,191	13,341,974
Cimarex Energy Co.	56,561	6,788,451
CNOOC Ltd.—ADR	12,900	1,553,031
Concho Resources, Inc. (a)	25,000	3,105,000
ConocoPhillips	72,775	2,970,676
CONSOL Energy, Inc.	66,500	1,288,770
Crew Energy, Inc. (a)	268,700	1,138,062
Devon Energy Corp.	262,414	10,045,208
Diamondback Energy, Inc. (a)(b)	16,700	1,466,093
Encana Corp.	94,322	758,535
EOG Resources, Inc.	294,980	24,099,866
EQT Corp.	109,000	7,941,740
Exxon Mobil Corp.	217,390	19,336,840
Hess Corp.	137,800	7,392,970
Husky Energy, Inc.	85,869	1,010,185
Kosmos Energy Ltd. (a)(b)	156,300	867,465
Marathon Oil Corp.	221,500	3,021,260

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	183,730	$7,237,125
Murphy Oil Corp.	56,700	1,555,281
Murphy USA, Inc. (a)	24,535	1,880,362
Newfield Exploration Co. (a)	81,257	3,518,428
Noble Energy, Inc.	168,901	6,033,144
Occidental Petroleum Corp.	163,600	12,225,828
Phillips 66	57,017	4,336,713
Pioneer Natural Resources Co.	74,598	12,127,397
PrairieSky Royalty Ltd.	5,166	100,538
Range Resources Corp.	144,900	5,840,919
Southwestern Energy Co. (a)(b)	58,500	852,930
Suncor Energy, Inc.	428,167	11,523,600
Surge Energy, Inc.	263,300	467,856
TOTAL SA—ADR	154,772	7,444,533
Uranium Energy Corp. (a)	261,724	251,281
Valero Energy Corp.	115,739	6,050,835
Whiting Petroleum Corp. (a)(b)	105,900	780,483
Williams Cos., Inc.	46,900	1,124,193

		224,032,898
Total Common Stocks — 97.1%		306,141,965

Investment Companies — 0.5%
Sprott Physical Silver Trust (a)	187,400	1,474,838
Total Long-Term Investments (Cost — $169,846,588) — 97.6%		307,616,803

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.36% (c)(d)	8,049,300	8,049,300

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.61% (c)(d)(e)	$5,901	5,900,982
Total Short-Term Securities (Cost — $13,950,282) — 4.4%		13,950,282
Total Investments (Cost — $183,796,870) — 102.0%		321,567,085
Liabilities in Excess of Other Assets — (2.0)%		(6,385,395)

Net Assets — 100.0%		$315,181,690

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	15

Schedule of Investments (concluded)	BlackRock Natural Resources Trust

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at July 31, 2015	Net Activity	Shares/Beneficial Interest Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	23,865,097	(15,815,797)	8,049,300	$8,049,300	$40,687
BlackRock Liquidity Series, LLC, Money Market Series	—	5,900,982	5,900,982	5,900,982	66,306	[1]
Total				$13,950,282	$106,993

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of other fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Chemicals	$6,096,205	—	—	$6,096,205
Energy Equipment & Services	49,961,789	—	—	49,961,789
Metals & Mining	17,776,574	$5,159,778	—	22,936,352
Oil & Gas Exploration & Production	3,114,721	—	—	3,114,721
Oil, Gas & Consumable Fuels	223,781,617	251,281	—	224,032,898
Investment Companies	1,474,838	—	—	1,474,838
Short-Term Securities	8,049,300	5,900,982	—	13,950,282

Total	$310,255,044	$11,312,041	—	$321,567,085

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$534	—	—	$534
Liabilities:
Collateral on securities loaned at value	—	$(5,900,982)	—	(5,900,982)

Total	$534	$(5,900,982)	—	$(5,900,448)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2016

Statements of Assets and Liabilities

July 31, 2016	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Assets
Investments at value — unaffiliated[1,2]	$20,908,468,619	$307,616,803
Investments at value — affiliated[3]	738,056,559	13,950,282
Foreign currency at value[4]	764	534
Receivables:
Investments sold	82,783,549	—
Capital shares sold	20,407,374	973,149
Dividends	17,251,169	47,183
Dividends — affiliated	245,888	3,101
Securities lending income — affiliated	—	1,481
Deferred offering costs	49,591	—
Prepaid expenses	229,209	31,470

Total assets	21,767,492,722	322,624,003

Liabilities
Collateral on securities loaned at value	—	5,900,982
Payables:
Investments purchased	91,748,243	—
Capital shares redeemed	47,315,637	1,035,414
Investment advisory fees	10,059,117	161,945
Service and distribution fees	4,229,353	83,924
Other affiliates	125,233	1,686
Officer’s and Trustees’ fees	64,869	5,432
Offering costs	59,607	—
Other accrued expenses	10,072,551	252,930

Total liabilities	163,674,610	7,442,313

Net Assets	$21,603,818,112	$315,181,690

Net Assets Consist of
Paid-in capital	$14,688,750,057	$179,680,774
Undistributed (distributions in excess of) net investment income	10,870,628	(849,296)
Accumulated net realized gain (loss)	703,930,809	(1,420,036)
Net unrealized appreciation (depreciation)	6,200,266,618	137,770,248

Net Assets	$21,603,818,112	$315,181,690

[1] Investments at cost — unaffiliated	$14,708,094,713	$169,846,588

[2] Securities loaned at value	—	$5,923,547

[3] Investments at cost — affiliated	$738,056,559	$13,950,282

[4] Foreign currency at cost	$763	$532

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	17

Statements of Assets and Liabilities (concluded)

July 31, 2016	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Net Asset Value
Institutional:
Net assets	$11,620,762,928	$69,601,713

Shares outstanding[5]	520,452,143	1,604,090

Net asset value	$22.33	$43.39

Service:
Net assets	$86,381,737	—

Shares outstanding[5]	3,880,241	—

Net asset value	$22.26	—

Investor A:
Net assets	$5,951,054,291	$197,712,718

Shares outstanding[5]	267,160,325	4,710,502

Net asset value	$22.28	$41.97

Investor B:
Net assets	$9,635,724	$470,614

Shares outstanding[5]	427,253	12,851

Net asset value	$22.55	$36.62

Investor C:
Net assets	$3,043,756,760	$47,396,645

Shares outstanding[5]	140,764,327	1,319,287

Net asset value	$21.62	$35.93

Investor C1:
Net assets	$6,834,089	–

Shares outstanding[5]	316,503	–

Net asset value	$21.59	–

Class K:
Net assets	$22,861,436	–

Shares outstanding[5]	1,024,155	–

Net asset value	$22.32	–

Class R:
Net assets	$862,531,147	–

Shares outstanding[5]	38,494,215	–

Net asset value	$22.41	–

[5] Unlimited number of shares authorized, $0.10 par value.

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2016

Statements of Operations

Year Ended July 31, 2016	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Investment Income
Dividends — unaffiliated	$593,172,130	$6,167,144
Dividends — affiliated	2,143,585	40,687
Securities lending — affiliated — net	405,720	66,306 [1]
Foreign taxes withheld	(5,341,406)	(260,412)

Total income	590,380,029	6,013,725

Expenses
Investment advisory	121,267,078	1,816,609
Service and distribution — class specific	50,895,188	959,992
Transfer agent — class specific	28,328,823	530,360
Accounting services	2,264,172	67,884
Professional	1,479,903	115,388
Custodian	1,217,549	19,049
Printing	394,815	34,454
Registration	368,645	81,082
Officer and Trustees	331,945	23,500
Offering	25,828	–
Miscellaneous	365,542	23,620

Total expenses	206,939,488	3,671,938
Less fees waived by the Manager	(5,347,383)	(9,977)

Total expenses after fees waived	201,592,105	3,661,961

Net investment income	388,787,924	2,351,764

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,927,139,576	(773,673)
Foreign currency transactions	(433,664)	7,382

	1,926,705,912	(766,291)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,169,174,539)	(2,465,660)
Foreign currency translations	(85,877)	95

	(1,169,260,416)	(2,465,565)

Net realized and unrealized gain (loss)	757,445,496	(3,231,856)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,146,233,420	$(880,092)

[1] Includes a payment by an affiliate of $3,336 to compensate for a processing error.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	19

Statements of Changes in Net Assets	BlackRock Equity Dividend Fund

	Year Ended July 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$388,787,924	$457,807,809
Net realized gain	1,926,705,912	3,339,167,863
Net change in unrealized appreciation (depreciation)	(1,169,260,416)	(1,761,820,290)

Net increase in net assets resulting from operations	1,146,233,420	2,035,155,382

Distributions to Shareholders[1]
From net investment income:
Institutional	(233,498,259)	(274,869,937)
Service	(1,433,295)	(3,822,640)
Investor A	(106,229,120)	(131,790,737)
Investor B	(119,647)	(210,735)
Investor C	(32,648,938)	(33,474,244)
Investor C1	(86,900)	(86,938)
Class K	(148,003)	—
Class R	(12,433,373)	(14,245,399)
From net realized gain:
Institutional	(1,683,334,063)	(655,224,706)
Service	(12,599,222)	(11,735,392)
Investor A	(884,371,335)	(360,625,429)
Investor B	(2,344,995)	(1,290,098)
Investor C	(448,362,765)	(154,480,564)
Investor C1	(1,000,980)	(336,253)
Class R	(126,579,288)	(50,501,947)

Decrease in net assets resulting from distributions to shareholders	(3,545,190,183)	(1,692,695,019)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(943,744,197)	(5,122,723,571)

Net Assets
Total decrease in net assets	(3,342,700,960)	(4,780,263,208)
Beginning of year	24,946,519,072	29,726,782,280

End of year	$21,603,818,112	$24,946,519,072

Undistributed net investment income, end of year	$10,870,628	$9,088,075

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2016

Statements of Changes in Net Assets	BlackRock Natural Resources Trust

	Year Ended July 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$2,351,764	$2,354,915
Net realized gain (loss)	(766,291)	22,052,851
Net change in unrealized appreciation (depreciation)	(2,465,565)	(197,198,278)

Net decrease in net assets resulting from operations	(880,092)	(172,790,512)

Distributions to Shareholders[1]
From net investment income:
Institutional	(570,693)	(630,696)
Investor A	(1,300,435)	(1,077,452)
Investor B	—	(2,489)
Investor C	—	(139,363)
From net realized gain:
Institutional	(3,729,060)	(8,497,039)
Investor A	(11,614,900)	(18,561,542)
Investor B	(83,426)	(231,702)
Investor C	(3,644,530)	(6,555,562)

Decrease in net assets resulting from distributions to shareholders	(20,943,044)	(35,695,845)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(1,168,875)	(5,544,324)

Net Assets
Total decrease in net assets	(22,992,011)	(214,030,681)
Beginning of year	338,173,701	552,204,382

End of year	$315,181,690	$338,173,701

Distributions in excess of net investment income, end of year	$(849,296)	$(1,561,828)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	21

Financial Highlights	BlackRock Equity Dividend Fund

	Institutional
	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$24.94	$24.71	$22.64	$19.52	$18.17

Net investment income[1]	0.44	0.47	0.48	0.48	0.43
Net realized and unrealized gain	0.79	1.34	2.10	3.12	1.34

Net increase from investment operations	1.23	1.81	2.58	3.60	1.77

Distributions:[2]
From net investment income	(0.45)	(0.48)	(0.49)	(0.47)	(0.41)
From net realized gain	(3.39)	(1.10)	(0.02)	(0.01)	(0.01)

Total distributions	(3.84)	(1.58)	(0.51)	(0.48)	(0.42)

Net asset value, end of year	$22.33	$24.94	$24.71	$22.64	$19.52

Total Return[3]
Based on net asset value	6.29%	7.55%	11.49%	18.63%	9.90%

Ratios to Average Net Assets
Total expenses	0.71% [4]	0.70%	0.70%	0.73%	0.71%

Total expenses after fees waived	0.69% [4]	0.69%	0.70%	0.72%	0.70%

Net investment income	2.00%	1.86%	2.00%	2.28%	2.34%

Supplemental Data
Net assets, end of year (000)	$11,620,763	$13,242,101	$14,595,350	$14,610,283	$11,068,796

Portfolio turnover rate	25%	25%	6%	15%	3%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016

Investments in underlying funds	0.01%

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2016

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Service
	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$24.86	$24.63	$22.56	$19.46	$18.12

Net investment income[1]	0.37	0.39	0.40	0.42	0.37
Net realized and unrealized gain	0.79	1.33	2.10	3.10	1.36

Net increase from investment operations	1.16	1.72	2.50	3.52	1.73

Distributions:[2]
From net investment income	(0.37)	(0.39)	(0.41)	(0.41)	(0.38)
From net realized gain	(3.39)	(1.10)	(0.02)	(0.01)	(0.01)

Total distributions	(3.76)	(1.49)	(0.43)	(0.42)	(0.39)

Net asset value, end of year	$22.26	$24.86	$24.63	$22.56	$19.46

Total Return[3]
Based on net asset value	5.95%	7.19%	11.17%	18.23%	9.68%

Ratios to Average Net Assets
Total expenses	1.04% [4]	1.02%	1.01%	1.01%	1.02%

Total expenses after fees waived	1.01% [4]	1.01%	1.01%	1.01%	1.01%

Net investment income	1.68%	1.58%	1.69%	1.99%	2.00%

Supplemental Data
Net assets, end of year (000)	$86,382	$99,271	$295,017	$323,071	$207,027

Portfolio turnover rate	25%	25%	6%	15%	3%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016

Investments in underlying funds	0.01%

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	23

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor A
	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$24.88	$24.65	$22.59	$19.48	$18.13

Net investment income[1]	0.39	0.40	0.42	0.42	0.38
Net realized and unrealized gain	0.79	1.33	2.09	3.11	1.34

Net increase from investment operations	1.18	1.73	2.51	3.53	1.72

Distributions:[2]
From net investment income	(0.39)	(0.40)	(0.43)	(0.41)	(0.36)
From net realized gain	(3.39)	(1.10)	(0.02)	(0.01)	(0.01)

Total distributions	(3.78)	(1.50)	(0.45)	(0.42)	(0.37)

Net asset value, end of year	$22.28	$24.88	$24.65	$22.59	$19.48

Total Return[3]
Based on net asset value	6.07%	7.25%	11.19%	18.31%	9.63%

Ratios to Average Net Assets
Total expenses	0.96% [4]	0.97%	0.95%	0.99%	0.98%

Total expenses after fees waived	0.93% [4]	0.96%	0.95%	0.99%	0.98%

Net investment income	1.76%	1.61%	1.75%	2.03%	2.09%

Supplemental Data
Net assets, end of year (000)	$5,951,054	$7,226,833	$10,115,394	$10,573,927	$8,582,557

Portfolio turnover rate	25%	25%	6%	15%	3%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016

Investments in underlying funds	0.01%

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2016

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor B
	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$25.11	$24.86	$22.76	$19.62	$18.25

Net investment income[1]	0.24	0.22	0.24	0.28	0.24
Net realized and unrealized gain	0.78	1.33	2.11	3.12	1.34

Net increase from investment operations	1.02	1.55	2.35	3.40	1.58

Distributions:[2]
From net investment income	(0.19)	(0.20)	(0.23)	(0.25)	(0.20)
From net realized gain	(3.39)	(1.10)	(0.02)	(0.01)	(0.01)

Total distributions	(3.58)	(1.30)	(0.25)	(0.26)	(0.21)

Net asset value, end of year	$22.55	$25.11	$24.86	$22.76	$19.62

Total Return[3]
Based on net asset value	5.22%	6.38%	10.40%	17.41%	8.74%

Ratios to Average Net Assets
Total expenses	1.74% [4]	1.72%	1.71%	1.73%	1.79%

Total expenses after fees waived	1.72% [4]	1.72%	1.71%	1.73%	1.79%

Net investment income	1.05%	0.87%	1.02%	1.33%	1.33%

Supplemental Data
Net assets, end of year (000)	$9,636	$21,395	$34,515	$44,315	$48,906

Portfolio turnover rate	25%	25%	6%	15%	3%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016

Investments in underlying funds	0.01%

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	25

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor C
	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$24.27	$24.08	$22.08	$19.06	$17.76

Net investment income[1]	0.22	0.22	0.24	0.27	0.24
Net realized and unrealized gain	0.76	1.31	2.05	3.04	1.31

Net increase from investment operations	0.98	1.53	2.29	3.31	1.55

Distributions:[2]
From net investment income	(0.24)	(0.24)	(0.27)	(0.28)	(0.24)
From net realized gain	(3.39)	(1.10)	(0.02)	(0.01)	(0.01)

Total distributions	(3.63)	(1.34)	(0.29)	(0.29)	(0.25)

Net asset value, end of year	$21.62	$24.27	$24.08	$22.08	$19.06

Total Return[3]
Based on net asset value	5.24%	6.51%	10.43%	17.47%	8.80%

Ratios to Average Net Assets
Total expenses	1.69% [4]	1.67%	1.67%	1.69%	1.73%

Total expenses after fees waived	1.67% [4]	1.66%	1.67%	1.68%	1.73%

Net investment income	1.02%	0.88%	1.02%	1.32%	1.33%

Supplemental Data
Net assets, end of year (000)	$3,043,757	$3,361,651	$3,476,705	$3,124,236	$2,245,569

Portfolio turnover rate	25%	25%	6%	15%	3%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016

Investments in underlying funds	0.01%

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2016

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor C1
	Year Ended July 31,				Period September 12, 2011[1] to July 31, 2012
	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$24.24	$24.06	$22.06	$19.03	$16.32

Net investment income[2]	0.26	0.26	0.28	0.32	0.22
Net realized and unrealized gain	0.76	1.30	2.05	3.03	2.78

Net increase from investment operations	1.02	1.56	2.33	3.35	3.00

Distributions:[3]
From net investment income	(0.28)	(0.28)	(0.31)	(0.31)	(0.28)
From net realized gain	(3.39)	(1.10)	(0.02)	(0.01)	(0.01)

Total distributions	(3.67)	(1.38)	(0.33)	(0.32)	(0.29)

Net asset value, end of period	$21.59	$24.24	$24.06	$22.06	$19.03

Total Return[4]
Based on net asset value	5.47%	6.69%	10.63%	17.74%	18.51%	[5]

Ratios to Average Net Assets
Total expenses	1.49% [6]	1.49%	1.49%	1.46%	1.63%	[7]

Total expenses after fees waived	1.47% [6]	1.48%	1.49%	1.45%	1.63%	[7]

Net investment income	1.22%	1.07%	1.21%	1.59%	1.37%	[7]

Supplemental Data
Net assets, end of period (000)	$6,834	$7,340	$7,680	$7,670	$7,255

Portfolio turnover rate	25%	25%	6%	15%	3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016

Investments in underlying funds	0.01%

[7]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	27

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Class K
	Period March 28, 2016[1] to July 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$20.97

Net investment income[2]	0.09
Net realized and unrealized gain	1.48

Net increase from investment operations	1.57

Distributions from net investment income[3]	(0.22)

Net asset value, end of period	$22.32

Total Return[4]
Based on net asset value	7.50%	[5]

Ratios to Average Net Assets
Total expenses	0.58%	[6,7,8]

Total expenses after fees waived	0.57%	[6,8]

Net investment income	1.22%	[6]

Supplemental Data
Net assets, end of period (000)	$22,861

Portfolio turnover rate	25%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Audit and offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expense ratio would have been 0.58%.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period March 28, 2016[1] to July 31, 2016

Investments in underlying funds	0.01%

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2016

Financial Highlights (concluded)	BlackRock Equity Dividend Fund

	Class R
	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$25.01	$24.76	$22.69	$19.57	$18.21

Net investment income[1]	0.32	0.32	0.34	0.36	0.32
Net realized and unrealized gain	0.79	1.35	2.10	3.12	1.36

Net increase from investment operations	1.11	1.67	2.44	3.48	1.68

Distributions:[2]
From net investment income	(0.32)	(0.32)	(0.35)	(0.35)	(0.31)
From net realized gain	(3.39)	(1.10)	(0.02)	(0.01)	(0.01)

Total distributions	(3.71)	(1.42)	(0.37)	(0.36)	(0.32)

Net asset value, end of year	$22.41	$25.01	$24.76	$22.69	$19.57

Total Return[3]
Based on net asset value	5.70%	6.96%	10.83%	17.93%	9.33%

Ratios to Average Net Assets
Total expenses	1.27% [4]	1.28%	1.27%	1.28%	1.31%

Total expenses after fees waived	1.25% [4]	1.28%	1.27%	1.28%	1.30%

Net investment income	1.44%	1.28%	1.43%	1.72%	1.76%

Supplemental Data
Net assets, end of year (000)	$862,531	$987,928	$1,202,121	$1,202,571	$902,790

Portfolio turnover rate	25%	25%	6%	15%	3%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016

Investments in underlying funds	0.01%

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	29

Financial Highlights	BlackRock Natural Resources Trust

	Institutional
	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$47.03	$77.17	$64.89	$57.65	$69.76

Net investment income[1]	0.47	0.53	0.45	0.48	0.33
Net realized and unrealized gain (loss)	(0.96)	(25.35)	12.61	7.21	(12.09)

Net increase (decrease) from investment operations	(0.49)	(24.82)	13.06	7.69	(11.76)

Distributions:[2]
From net investment income	(0.42)	(0.37)	(0.34)	(0.45)	(0.35)
From net realized gain	(2.73)	(4.95)	(0.44)	—	—

Total distributions	(3.15)	(5.32)	(0.78)	(0.45)	(0.35)

Net asset value, end of year	$43.39	$47.03	$77.17	$64.89	$57.65

Total Return[3]
Based on net asset value	(0.15)%	(32.68)%	20.31%	13.41%	(16.88)%

Ratios to Average Net Assets
Total expenses	0.88% [4]	0.83%	0.80%	0.80%	0.85%

Total expenses after fees waived	0.88% [4]	0.83%	0.80%	0.80%	0.85%

Net investment income	1.12%	0.89%	0.64%	0.76%	0.56%

Supplemental Data
Net assets, end of year (000)	$69,602	$80,864	$142,323	$109,009	$102,940

Portfolio turnover rate	7%	6%	5%	1%	3%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016

Investments in underlying funds	0.01%

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2016

Financial Highlights (continued)	BlackRock Natural Resources Trust

	Investor A
	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$45.59	$75.12	$63.28	$56.14	$67.92

Net investment income[1]	0.34	0.36	0.27	0.31	0.17
Net realized and unrealized gain (loss)	(0.92)	(24.65)	12.27	7.04	(11.78)

Net increase (decrease) from investment operations	(0.58)	(24.29)	12.54	7.35	(11.61)

Distributions:[2]
From net investment income	(0.31)	(0.29)	(0.26)	(0.21)	(0.17)
From net realized gain	(2.73)	(4.95)	(0.44)	—	—

Total distributions	(3.04)	(5.24)	(0.70)	(0.21)	(0.17)

Net asset value, end of year	$41.97	$45.59	$75.12	$63.28	$56.14

Total Return[3]
Based on net asset value	(0.40)%	(32.87)%	19.98%	13.11%	(17.11)%

Ratios to Average Net Assets
Total expenses	1.14% [4]	1.10%	1.06%	1.07%	1.12%

Total expenses after fees waived	1.14% [4]	1.10%	1.06%	1.07%	1.12%

Net investment income	0.84%	0.62%	0.39%	0.51%	0.30%

Supplemental Data
Net assets, end of year (000)	$197,713	$198,816	$313,210	$293,272	$295,462

Portfolio turnover rate	7%	6%	5%	1%	3%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016

Investments in underlying funds	0.01%

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	31

Financial Highlights (continued)	BlackRock Natural Resources Trust

	Investor B
	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$40.22	$67.31	$57.01	$50.82	$61.77

Net investment income (loss)[1]	0.02	(0.11)	(0.24)	(0.14)	(0.24)
Net realized and unrealized gain (loss)	(0.89)	(21.98)	11.01	6.33	(10.71)

Net increase (decrease) from investment operations	(0.87)	(22.09)	10.77	6.19	(10.95)

Distributions:[2]
From net investment income	—	(0.05)	(0.03)	—	—
From net realized gain	(2.73)	(4.95)	(0.44)	—	—

Total distributions	(2.73)	(5.00)	(0.47)	—	—

Net asset value, end of year	$36.62	$40.22	$67.31	$57.01	$50.82

Total Return[3]
Based on net asset value	(1.31)%	(33.41)%	19.01%	12.18%	(17.73)%

Ratios to Average Net Assets
Total expenses	2.07% [4]	1.94%	1.88%	1.88%	1.89%

Total expenses after fees waived	2.06% [4]	1.94%	1.88%	1.88%	1.89%

Net investment income (loss)	0.05%	(0.21)%	(0.39)%	(0.26)%	(0.46)%

Supplemental Data
Net assets, end of year (000)	$471	$1,468	$3,861	$5,970	$9,365

Portfolio turnover rate	7%	6%	5%	1%	3%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016

Investments in underlying funds	0.01%

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2016

Financial Highlights (concluded)	BlackRock Natural Resources Trust

	Investor C
	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$39.48	$66.24	$56.13	$50.02	$60.81

Net investment income (loss)[1]	0.02	(0.08)	(0.24)	(0.15)	(0.24)
Net realized and unrealized gain (loss)	(0.84)	(21.62)	10.86	6.26	(10.55)

Net increase (decrease) from investment operations	(0.82)	(21.70)	10.62	6.11	(10.79)

Distributions:[2]
From net investment income	—	(0.11)	(0.07)	—	—
From net realized gain	(2.73)	(4.95)	(0.44)	—	—

Total distributions	(2.73)	(5.06)	(0.51)	—	—

Net asset value, end of year	$35.93	$39.48	$66.24	$56.13	$50.02

Total Return[3]
Based on net asset value	(1.20)%	(33.38)%	19.06%	12.22%	(17.74)%

Ratios to Average Net Assets
Total expenses	1.94% [4]	1.88%	1.84%	1.86%	1.89%

Total expenses after fees waived	1.94% [4]	1.88%	1.84%	1.86%	1.89%

Net investment income (loss)	0.06%	(0.16)%	(0.39)%	(0.27)%	(0.47)%

Supplemental Data
Net assets, end of year (000)	$47,397	$57,026	$92,811	$89,618	$98,585

Portfolio turnover rate	7%	6%	5%	1%	3%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016

Investments in underlying funds	0.01%

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	33

Notes to Financial Statements

1. Organization:

BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Fund is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individuals, a “Fund”.

Fund Name	Herein Referred to As	Diversification Classification
BlackRock Equity Dividend Fund	Equity Dividend	Diversified
BlackRock Natural Resources Trust	Natural Resources	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C and Investor C1 Shares	No	Yes[2]	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when

34	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of

ANNUAL REPORT	JULY 31, 2016	35

Notes to Financial Statements (continued)

their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

36	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of Natural Resources Trust’s securities lending agreements by counterparty which are subject to offset under an MSLA:

	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
JPMorgan Chase Bank N.A.	$1,664,838	$(1,617,887)	$46,951
Merrill Lynch, Pierce, Fenner & Smith, Inc.	23,391	(23,391)	—
Morgan Stanley & Co. LLC	818,625	(818,625)	—
State Street Bank and Trust Co.	3,416,693	(3,410,895)	5,798

	$5,923,547	$(5,870,798)	$52,749

[1]

Collateral with a value of $5,900,982 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

[2]

The market value of the loaned securities is determined as of July 31, 2016. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

ANNUAL REPORT	JULY 31, 2016	37

Notes to Financial Statements (continued)

For such services, each Fund pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets, based on the following annual rates:

Equity Dividend

Average Daily Net Assets	Investment Advisory Fee
First $8 Billion	0.60%
$8 Billion — $10 Billion	0.56%
$10 Billion — $12 Billion	0.54%
$12 Billion — $17 Billion	0.52%
$17 Billion — $25 Billion	0.51%
$25 Billion — $30 Billion	0.50%
$30 Billion — $40 Billion	0.47%	[1]
Greater than $40 Billion	0.45%	[1]

[1]	Prior to June 17, 2016, the annual rates as a percentage of average daily net assets for Equity Dividend were 0.49% from $30 Billion — $40 Billion and 0.48% for Greater than $40 Billion.

Natural Resources

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

Service and Distribution Fees

The Funds entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	Equity Dividend	Natural Resources
Service	0.25%	—
Investor A	0.25%	0.25%
Investor B	0.25%	0.25%
Investor C	0.25%	0.25%
Investor C1	0.25%	—
Class R	0.25%	—

	Distribution Fees
	Equity Dividend	Natural Resources
Investor B	0.75%	0.75%
Investor C	0.75%	0.75%
Investor C1	0.55%	—
Class R	0.25%	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended July 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B	Investor C	Investor C1	Class R	Total
Equity Dividend	$221,199	$15,419,011	$147,992	$30,636,948	$54,221	$4,415,817	$50,895,188
Natural Resources	—	$469,652	$9,347	$480,993	—	—	$959,992

38	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Equity Dividend	$452,926	$13,179	$118	$466,223
Natural Resources	—	$2	—	$2

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended July 31, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Investor C1	Class R	Total
Equity Dividend	$31,443	$623	$84,802	$1,100	$42,123	$65	$6,692	$166,848
Natural Resources	$631	—	$8,316	$125	$2,205	—	—	$11,277

For the year ended July 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Investor C1	Class K	Class R	Total
Equity Dividend	$15,365,901	$181,518	$7,760,525	$23,424	$3,308,159	$7,265	$31	$1,682,000	$28,328,823
Natural Resources	$104,512	—	$316,069	$3,176	$106,603	—	—	—	$530,360

Other Fees

For the year ended July 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Investor A
Equity Dividend	$337,272
Natural Resources	$20,921

For the year ended July 31, 2016, affiliates received CDSCs as follows:

	Equity Dividend	Natural Resources
Investor A	$82,182	$430
Investor B	$73	$272
Investor C	$171,610	$13,997

Expense Waivers and Reimbursements

The Manager, with respect to the Funds, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the year ended July 31, 2016, the amounts waived were as follows:

Total
Equity Dividend	$515,984
Natural Resources	$9,977

Prior to July 17, 2016, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.025% of Equity Dividend’s average daily net assets. This amount is included in fees waived by the Manager in the Statements of Operations. During the year ended July 31, 2016, the Manager waived $4,831,399 pursuant to this agreement.

ANNUAL REPORT	JULY 31, 2016	39

Notes to Financial Statements (continued)

For the year ended July 31, 2016, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Total
Equity Dividend	$238,954
Natural Resources	$3,289

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended July 31, 2016, each Fund paid BIM the following amounts for securities lending agent services:

Equity Dividend	$134,144
Natural Resources	$23,384

Officers and Trustees

Certain officers and/or trustees of the Funds are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions

During the year ended July 31, 2016, Natural Resources received reimbursement of $3,336 from an affiliate, which is included in Securities lending — affiliated — net in the Statements of Operations, relating to processing errors.

6. Purchases and Sales:

For the year ended July 31, 2016, purchases and sales of investments excluding short-term securities, were as follows:

	Purchases	Sales
Equity Dividend	$5,258,378,360	$9,189,391,193
Natural Resources	$19,968,217	$22,283,135

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

40	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, nondeductible expenses, the sale of stock of passive foreign investment companies and the use of equalization were reclassified to the following accounts:

	Equity Dividend	Natural Resources
Paid-in capital	$436,374,172	—
Undistributed (distributions in excess of) net investment income	$(407,836)	$231,896
Accumulated net realized gain (loss)	$(435,966,336)	$(231,896)

The tax character of distributions paid was as follows:

		Equity Dividend*	Natural Resources
Ordinary income	7/31/16	$451,047,259	$1,871,129
	7/31/15	467,365,818	1,850,000
Long-term capital gains	7/31/16	3,094,142,924	19,071,915
	7/31/15	1,225,329,201	33,845,845

Total	7/31/16	$3,545,190,183	$20,943,044

	7/31/15	$1,692,695,019	$35,695,845

*	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of July 31, 2016, the tax components of accumulated net earnings were as follows:

	Equity Dividend	Natural Resources
Undistributed ordinary income	$59,869,157	$947,401
Undistributed long-term capital gains	733,134,039	—
Capital loss carryforwards	(1,491,156)	(1,035,562)
Net unrealized gains[1]	6,123,556,015	135,589,077

Total	$6,915,068,055	$135,500,916

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of July 31, 2016, the Funds a had capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	Equity Dividend[1]	Natural Resources
No expiration date[2]	—	$1,035,562
2018	$1,491,156	—

Total	$1,491,156	$1,035,562

[1]	Subject to annual limitations

[2]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2016, Equity Dividend utilized $745,578 of its capital loss carryforward.

As of July 31, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Equity Dividend	Natural Resources
Tax cost	$15,522,900,377	$185,978,041

Gross unrealized appreciation	$6,375,601,432	$148,054,615
Gross unrealized depreciation	(251,976,631)	(12,465,571)

Net unrealized appreciation	$6,123,624,801	$135,589,044

8. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments

ANNUAL REPORT	JULY 31, 2016	41

Notes to Financial Statements (continued)

designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2016, the Funds did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: As of period end, Natural Resources invested a significant portion of its assets in securities in the Oil, Gas & Consumable Fuels sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2016		Year Ended July 31, 2015
BlackRock Equity Dividend Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	98,661,291	$2,140,500,332	150,542,047	$3,799,472,563
Shares issued in reinvestment of distributions	84,562,904	1,760,775,380	35,750,615	867,028,966
Shares redeemed	(193,797,774)	(4,256,112,995)	(245,942,795)	(6,162,015,416)

Net decrease	(10,573,579)	$(354,837,283)	(59,650,133)	$(1,495,513,887)

Service
Shares sold	479,410	$10,382,294	1,694,333	$42,499,306
Shares issued in reinvestment of distributions	673,882	13,980,961	641,947	15,514,011
Shares redeemed	(1,265,951)	(27,923,427)	(10,321,493)	(257,189,203)

Net decrease	(112,659)	$(3,560,172)	(7,985,213)	$(199,175,886)

42	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
BlackRock Equity Dividend Fund	Shares	Amount	Shares	Amount
Investor A
Shares sold	37,732,443	$825,274,106	45,319,512	$1,130,634,562
Shares issued in reinvestment of distributions	46,287,226	961,171,515	19,858,082	480,440,735
Shares redeemed	(107,302,972)	(2,375,393,685)	(185,051,729)	(4,649,187,662)

Net decrease	(23,283,303)	$(588,948,064)	(119,874,135)	$(3,038,112,365)

Investor B
Shares sold	24,565	$528,746	38,745	$975,695
Shares issued in reinvestment of distributions	108,651	2,276,122	56,257	1,372,086
Shares redeemed	(557,825)	(12,255,828)	(631,788)	(15,867,217)

Net decrease	(424,609)	$(9,450,960)	(536,786)	$(13,519,436)

Investor C
Shares sold	13,682,936	$288,713,734	16,444,860	$400,121,789
Shares issued in reinvestment of distributions	22,491,389	452,761,655	7,484,005	176,726,868
Shares redeemed	(33,919,106)	(721,272,962)	(29,779,931)	(724,822,345)

Net increase (decrease)	2,255,219	$20,202,427	(5,851,066)	$(147,973,688)

Investor C1
Shares sold	6,225	$135,439	9,674	$235,528
Shares issued in reinvestment of distributions	45,313	911,495	15,058	355,131
Shares redeemed	(37,817)	(801,960)	(41,126)	(1,003,280)

Net increase (decrease)	13,721	$244,974	(16,394)	$(412,621)

Class K1
Shares sold	1,074,737	$23,221,737	—	—
Shares issued in reinvestment of distributions	6,627	145,927	—	—
Shares redeemed	(57,209)	(1,221,860)	—	—

Net increase (decrease)	1,024,155	$22,145,804	—	—

Class R
Shares sold	5,347,738	$118,119,176	5,572,517	$139,716,200
Shares issued in reinvestment of distributions	6,658,665	138,975,708	2,662,964	64,735,418
Shares redeemed	(13,020,924)	(286,635,807)	(17,268,215)	(432,467,306)

Net decrease	(1,014,521)	$(29,540,923)	(9,032,734)	$(228,015,688)

Total Net Decrease	(32,115,576)	$(943,744,197)	(202,946,461)	$(5,122,723,571)

[1]	Commenced operations on March 28, 2016.

At July 31, 2016, 9,537 Class K Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

	Year Ended July 31, 2016		Year Ended July 31, 2015
BlackRock Natural Resources Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	836,276	$34,012,068	921,944	$56,784,343
Shares issued in reinvestment of distributions	101,571	3,890,188	154,158	7,829,645
Shares redeemed	(1,053,338)	(44,932,495)	(1,200,856)	(72,339,932)

Net decrease	(115,491)	$(7,030,239)	(124,754)	$(7,725,944)

ANNUAL REPORT	JULY 31, 2016	43

Notes to Financial Statements (concluded)

	Year Ended July 31, 2016		Year Ended July 31, 2015
BlackRock Natural Resources Fund	Shares	Amount	Shares	Amount
Investor A
Shares sold	1,832,581	$72,520,771	1,522,285	$83,417,080
Shares issued in reinvestment of distributions	321,755	11,940,300	359,923	17,754,674
Shares redeemed	(1,804,514)	(72,997,222)	(1,690,951)	(98,750,423)

Net increase	349,822	$11,463,849	191,257	$2,421,331

Investor B
Shares sold	178	$6,570	449	$20,608
Shares issued in reinvestment of distributions	2,341	76,229	4,694	205,327
Shares redeemed	(26,175)	(910,793)	(25,991)	(1,347,381)

Net decrease	(23,656)	$(827,994)	(20,848)	$(1,121,446)

Investor C
Shares sold	278,994	$9,399,837	370,600	$17,642,954
Shares issued in reinvestment of distributions	106,217	3,391,494	142,304	6,107,564
Shares redeemed	(510,514)	(17,565,822)	(469,449)	(22,868,783)

Net increase (decrease)	(125,303)	$(4,774,491)	43,455	$881,735

Total Net Increase (Decrease)	85,372	$(1,168,875)	89,110	$(5,544,324)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	ANNUAL REPORT	JULY 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust (collectively, the “Funds”), including the schedules of investments, as of July 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust, as of July 31, 2016, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 26, 2016

Important Tax Information (Unaudited)

The entire amount of the ordinary income distributions paid by both BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust during the fiscal year ended July 31, 2016 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

Additionally, BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust distributed long-term capital gains of $3.321429 per share and $2.734407 per share, respectively, to shareholders of record on December 10, 2015.

ANNUAL REPORT	JULY 31, 2016	45

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock Equity Dividend Fund (the “Equity Dividend Fund”) and the Board of Trustees of BlackRock Natural Resources Trust (the “Natural Resources Trust,” together with the Equity Dividend Fund, the “Funds” and each, a “Fund”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of each Fund’s investment advisory agreement (collectively, the “Advisory Agreements” or the “Agreements”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. For simplicity: (a) the Boards of Trustees of the Funds are referred to herein collectively as the “Board,” and the members are referred to as “Board Members”; and (b) the shareholders of the Funds are referred to herein collectively as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by

46	ANNUAL REPORT	JULY 31, 2016

Disclosure of Investment Advisory Agreements (continued)

Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and, for the Natural Resources Trust, a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund, each for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	JULY 31, 2016	47

Disclosure of Investment Advisory Agreements (continued)

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and, for the Natural Resources Trust, the Customized Peer Group. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Equity Dividend Fund ranked in the first, third and second quartiles, respectively, against its Broadridge Performance Universe. The Board noted that the Equity Dividend Fund’s performance had improved following changes to the portfolio management team and investment process that had been made in August 2014.

The Board noted that for each of the one-, three- and five-year periods reported, the Natural Resources Trust ranked in the second quartile against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Natural Resources Trust.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality

48	ANNUAL REPORT	JULY 31, 2016

Disclosure of Investment Advisory Agreements (concluded)

of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Equity Dividend Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Equity Dividend Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted the potential for growth of the Equity Dividend Fund’s assets. After discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 17, 2016.

The Board noted that the Natural Resources Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Natural Resources Trust has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2016	49

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (tele- communications); Global Specialty Metallurgical; UPS Corporation (delivery service)
John F. O’Brien 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None

50	ANNUAL REPORT	JULY 31, 2016

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees (concluded)
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Trustee	2016 to present

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms), from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

				28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015, (Trustee and President); Since 2010, (Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or charter or statute, or, until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Funds. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Keizer may be deemed an “interested person” of the Funds based on his former directorship at another company which is not an affiliate of BlackRock, Inc. It is anticipated that Mr. Keizer will become an Independent Trustee effective January 31, 2017. Messrs. Gabbay and Keizer do Mr. Gabbay does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Each of Messrs. Mr. Gabbay and Keizer is a non-management Interested Trustee.

ANNUAL REPORT	JULY 31, 2016	51

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock since 2016; Director of BlackRock from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.
Further information about the Funds’ Officers and Trustees is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 6, 2016, Valerie G. Brown resigned as a Trustee of the Funds.

Effective May 10, 2016, Kenneth A. Froot resigned as a Trustee of the Funds.

On June 2, 2016, the Board appointed Henry R. Keizer as a Trustee of the Funds, effective July 28, 2016.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

52	ANNUAL REPORT	JULY 31, 2016

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request, without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse line up of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ANNUAL REPORT	JULY 31, 2016	53

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	ANNUAL REPORT	JULY 31, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDNR-7/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$30,038	$30,038	$0	$0	$13,107	$12,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$13,107	$12,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –    The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Open-End and ETF Proxy Voting Policy

(a)(5) – Global Corporate Governance and Engagement Principles

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Natural Resources Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: October 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: October 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Natural Resources Trust

Date: October 3, 2016